GPS FUNDS II

SUPPLEMENT TO THE PROSPECTUS
DATED AUGUST 1, 2012

The date of this Supplement is September 4, 2012

1.           As of September 4, 2012, DoubleLine Capital LP (“DoubleLine”) was added as a sub-advisor to the GuideMark Opportunistic Fixed Income Fund.  The following is added to “Summary Section” of the Prospectus:

Portfolio Manager	Position with DoubleLine	Length of Service to the Fund
Jeffrey E. Gundlach	Chief Executive Officer	Since September 2012
Philip A. Barach	President	Since September 2012

2.           In the “Management of the Funds” section of the Prospectus, the following description of DoubleLine is added:

DoubleLine Capital LP (“DoubleLine”), a sub-advisor to the Opportunistic Fixed Income Fund, is an independent, employee-owned money management firm headquartered in Los Angeles, California.  DoubleLine is registered as an investment adviser under the Advisers Act.  As of July 31, 2012, DoubleLine had approximately $40 billion in assets under management.  The following portfolio managers are primarily responsible for the day-to-day management of the Fund’s portfolio:

Jeffrey E. Gundlach
Portfolio Manager
Mr. Gundlach is the Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009.  Prior to founding DoubleLine, Gundlach was associated with TCW Group Inc. (“TCW”), where he was Chief Investment Officer, Group Managing Director and President. Mr. Gundlach has served as the portfolio manager for the Fund since September 4, 2012.

Philip A. Barach
Portfolio Manager
Mr. Barach is the President of DoubleLine, which he co-founded in 2009.  During the five years prior to forming DoubleLine, Mr. Barach was Group Managing Director at TCW.  Mr. Barach has served as the portfolio manager for the Fund since September 4, 2012.

Please retain this Supplement with your Prospectus for future reference.

GPS FUNDS II

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 1, 2012

The date of this Supplement is September 4, 2012

1.           The following information is added under the heading “The Sub-Advisors and Portfolio Managers” in the Statement of Additional Information:

DoubleLine Capital LP (“DoubleLine”), a sub-advisor to the Opportunistic Fixed Income Fund, is an independent, employee-owned money management firm headquartered in Los Angeles, California.  DoubleLine is registered as an investment adviser under the Advisers Act.  As of July 31, 2012, DoubleLine had approximately $40 billion in assets under management.

As of March 31, 2012, in addition to the Opportunistic Fixed Income Fund, portfolio managers Jeffrey E. Gundlach and Philip A. Barach were responsible for the day-to-day management of certain other accounts, as follows:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Jeffrey E. Gundlach
Registered Investment Companies	8	$25,917	0	$0
Other Pooled Investment Vehicles	1	$1,445	1	$699.1
Other Accounts	29	$2,498	0	$0

Philip A. Barach
Registered Investment Companies	4	$22,989	0	$0
Other Pooled Investment Vehicles	1	$1,445	1	$699.1
Other Accounts	29	$2,498	0	$0

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and other accounts on a fair and equitable basis over time.

Compensation

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components, which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in DoubleLine. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with portfolio managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine or participation in stock option or stock appreciation plans of DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine as a whole. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

2.           In Appendix B to the SAI, the following is added with respect to DoubleLine’s Proxy Voting Policies:

DOUBLELINE
Sub-Advisor to the Opportunistic Fixed Income Fund

DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written policies and procedures (“Proxy Policy”), which includes factors and guidelines to consider when voting proxies.  DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the Fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third-party vendor that has been engaged by DoubleLine to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the proxy policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the voting guidelines or factors set forth in DoubleLine’s Policy (ii) convening a committee to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) voting in accordance with the instructions of the Fund’s Board, or any committee thereof; or (v) not voting the proxy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of its Proxy Policy.

Please retain this Supplement with your Statement of Additional Information for future reference.